Dreyfus
Intermediate
Term Income Fund

SEMIANNUAL REPORT
January 31, 2000

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Intermediate Term Income Fund, covering the six-month period from August 1, 1999 through January 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past six months were challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation. A fourth rate hike was announced just a few days after the reporting period ended.

While U.S. Treasury and agency securities declined sharply in this environment, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued  participation  in  Dreyfus  Intermediate  Term  Income  Fund.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
February 15, 2000

2






DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform relative to its benchmark?

For the six-month period ended January 31, 2000, Dreyfus Intermediate Term Income Fund produced a total return of 2.80%.(1) In comparison, the fund's benchmark, the Merrill Lynch Domestic Master Index, provided a total return of 1.37% for the same period.(2)

We attribute the fund's good performance to its relatively short AVERAGE DURATION -- a measure of sensitivity to changing interest rates -- in a rising interest-rate environment. A relatively short average duration enabled the fund to protect its share price and capture higher yields more readily as interest rates rose.

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. Government, agency, corporate and mortgage-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.

When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or SPREADS -- between fixed-income securities of varying maturities.

                                                             The Fund 3




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The mix of security types within the fund, including relative exposure to government securities, corporate securities, mortgage-backed securities, foreign and high yield bonds.

* Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.

What other factors influenced the fund's performance?

Both the fund and the intermediate-term sector of the bond market were adversely
affected    by   rising   interest   rates   over   the   past   six   months.

When the reporting period began, global economic growth was greater than most investors had previously anticipated. Economies in Japan and Southeast Asia were recovering, and the growth of the U.S. economy was robust. In the United States, consumer confidence was at a 30-year high and employment was strong, with hourly wages rising.

This positive economic news raised concerns among investors that inflationary pressures might re-emerge. The Federal Reserve Board had already increased short-term interest rates once in late June, before the reporting period began. It subsequently raised interest rates twice more in August and November. A fourth rate hike was implemented just after the reporting period ended, for a
total    increase    of    1.00    percentage    points.

Although higher interest rates caused most bond prices to fall, some market sectors were affected more than others. Prices of U.S. Treasury securities fell more sharply than other types of bonds, while high quality government agency, corporate and mortgage-backed securities saw more modest declines. This was due to strong economic conditions that tended to support the credit quality of corporate issuers. In addition, prices of mortgage-backed securities were helped by fewer mortgage loans being refinanced by homeowners.

What is the fund's current strategy?

We have continued to strategically adjust the fund's average duration and mix of
assets    to    take    advantage    of    prevailing    market    conditions.

Accordingly,  we   maintained   an  average   duration that was shorter than our
benchmark, the Merrill Lynch Domestic Master Index. This posi-tion has given us the flexibility we need to protect principal in a rising interest-rate environment, while enabling us to take advantage of current income opportunities.

Within the portfolio, we've emphasized investment-grade corporate bonds, mortgage-backed securities and U.S. Government agency notes. In the mortgage sector, we have focused on premium bonds likely to benefit from lower mortgage loan refinancing rates. We received particularly attractive returns from adjustable-rate securities, such as GNMA ARMs and floating-rate asset-backed securities. These securities' yields adjust to higher interest rates without eroding their prices, which benefited the fund greatly as interest rates rose. We also received good performance from our holdings of U.S. dollar-denominated foreign securities, particularly those issued by European and Korean banks. Before taking profits later in the reporting period, foreign securities
comprised    up    to    5%    of    the    fund.

On the other hand, we have tended to avoid U.S. Treasury securities, which continued to suffer from investors' preference for higher yielding securities. We did, however, add to our holdings of Treasury Inflation Protection Securities
(TIPS), which provided better performance than traditional fixed-rate U.S. Treasuries. Furthermore, we reduced our holdings of high yield corporate bonds -- those rated below investment grade -- from about 20% of the portfolio at the start of the period to about 5% at the end, enabling us to avoid the brunt of
poor    performance    in    that    sector.

February 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                             The Fund 5



STATEMENT OF INVESTMENTS

January 31, 2000 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--109.7%                                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--1.6%

Lockheed Martin,
   Notes, 8.2%, 2009                                                                            750,000                  739,022

AIRLINES--1.1%

Delta Airlines,
   Notes, 7.9%, 2009                                                                            525,000  (a)             506,641

ASSET-BACKED CTFS.--6.0%

Air 2 US, Ser. A,
   Enhanced Equipment Notes, 8.027%, 2019                                                       425,000  (a)             419,086

Conseco Finance Securitizations,
   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              500,000                  499,844

Fidelity Equipment Lease Trust,
   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                             900,000  (a)             891,281

Inner Harbor CBO,
   Ser. 1999-1, Cl. B2, 13.667%, 2012                                                           290,000  (a)             279,858

Nomura Depositor Trust,
   Ser. 1998-ST1, Cl. B2, 10.031%, 2003                                                         750,000  (a,b)           682,617

                                                                                                                       2,772,686

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--3.2%

Flagship Auto Receivables Owner Trust,
   Ser. 1999-2, Cl. A3, 6.835%, 2004                                                          1,000,000                  985,781

Provident Auto Lease ABS Trust,
   Ser. 1999-1, Cl. A2, 7.025%, 2005                                                            500,000  (a)             491,563

                                                                                                                       1,477,344

ASSET-BACKED CTFS./HOME EQUITY LOANS--.4%

GE Capital Mortgage Services,
   REMIC, Ser. 1996-HE4, Cl. B4, 9.308%, 2026                                                   409,565  (a,b)           204,783

CHEMICALS--2.0%

ICI Wilmington
  (Gtd. by Imperial Chemical Industries),
   Notes, 7.05%, 2007                                                                         1,000,000                  944,127

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.5%

DLJ Mortgage Acceptance:
   Ser. 1997-CF2, Cl. B3, 6.99%, 2009                                                         1,000,000  (a)             793,455
   Ser. 1998-STIA, Cl. B3, 7.875%, 2000                                                         750,000  (a,b)           739,922
   Ser. 1999-CG2, Cl. B2, 7.607%, 2009                                                          500,000  (b)             443,203

Structured Asset Securities, REMIC,
   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000  (a)             686,865

TrizecHahn Office Properties Trust,
   Ser. 1999-TOPA, Cl. D, 6.981%, 2007                                                          800,000  (a,b)           793,250

                                                                                                                       3,456,695


6
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTERS--.8%

IBM,
   Deb., 7.125%, 2096                                                                           400,000                  359,873

ENERGY--2.2%

Dual Drilling,
   Sr. Sub. Notes, 9.875%, 2004                                                               1,000,000                1,020,370

FINANCE--7.4%

Bombardier Capital,
   Notes, 7.5%, 2004                                                                          1,000,000  (a)             974,822

Capital One Financial,
   Sr. Notes, 7.25%, 2006                                                                     1,000,000                  939,817

DLJ,
   Medium-Term Notes, .4%, 2000                                                               1,000,000  (a)           1,001,510

Lehman Brothers Holdings,
   Notes, 7.875%, 2009                                                                          550,000                  540,756

                                                                                                                       3,456,905

FOOD RETAILING--1.6%

Fred Meyer,
   Bonds, 7.375%, 2005                                                                          750,000                  730,980

FOREIGN/GOVERNMENTAL--3.7%

Republic of Argentina:
   Deb., 11.25%, 2004                                                                            33,100                   31,776
   Notes, 12%, 2020                                                                             550,000                  539,000
   Ser. B, Notes, 0%, 2001                                                                    1,000,000                  900,000

Republic of Costa Rica,
   Notes, 9.335%, 2009                                                                          250,000  (a)             249,375

                                                                                                                       1,720,151

HOTELS & MOTELS--1.1%

Hyatt Equities,
   Notes, 6.8%, 2000                                                                            500,000  (a)             499,438

INSURANCE--1.9%

Conseco,
   Notes, 9%, 2006                                                                              900,000                  904,541

OIL & GAS--1.3%

Yosemite Securities Trust I,
   Bonds, 8.25%, 2004                                                                           600,000  (a)             590,356

PHARMACEUTICAL--1.0%

CVS,
   Notes, 5.5%, 2004                                                                            500,000                  468,221

                                                                                                     The Fund  7



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RAILROAD--.5%

Terminal Railroad Association,
   First Mortgage, 4%, 2019                                                                     345,000                  246,083

REAL ESTATE--3.5%

Crescent Real Estate Equities,
   Notes, 7%, 2002                                                                            1,000,000                  907,297

Spieker Properties,
   Deb., 7.35%, 2017                                                                            800,000                  698,878

                                                                                                                       1,606,175

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--11.6%

CountryWide Funding,
   Ser. 1994-8, Cl. B2, 6%, 2009                                                                657,874  (a)             538,634

Norwest Asset Securities, REMIC:
   Ser. 1998-9, Cl. B3, 6.5%, 2028                                                              809,917                  686,814
   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            737,399                  597,063
   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             393,301  (a)             301,428
   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            299,041  (a)             228,486

Residential Funding Mortgage Securities I, REMIC:
   Ser. 1995-J1, Cl. 2, 7.52%, 2023                                                             485,587  (a,b)           383,842
   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              274,278  (a)             215,424
   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           696,935                  610,975
   Ser. 1997-S19, Cl. B3, 6.5%, 2012                                                            421,464  (a)             113,795
   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             517,348                  446,300
   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             472,536  (a)             369,391
   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            288,458  (a)             216,974

Structured Asset Securities,
  REMIC, Ser. Greenpoint 1996-A,
   Cl. B3, 8.341%, 2027                                                                         687,702  (b)             693,719

                                                                                                                       5,402,845

RETAIL--1.9%

Tricon Global Restaurants,
   Sr. Notes, 7.45%, 2005                                                                       945,000                  901,556

TELECOMMUNICATIONS--1.2%

RCN,
   Sr. Notes, 10.125%, 2010                                                                     590,000                  576,725

U.S. GOVERNMENT--26.4%

U. S. Treasury Inflation Protection Securities,
   3.625%, 2008                                                                               2,000,000  (c)           1,987,464

U. S. Treasury Notes:
   5.875%, 2004                                                                               1,000,000                  966,970
   6%, 2009                                                                                   9,749,000                9,293,039

                                                                                                                      12,247,473


8
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE BACKED--17.2%

Federal Home Loan Mortgage,
  Multiclass Mortgage Participation Ctfs., REMIC
  (Interest Only Obligation):
      Ser. 1499, Cl. E, 7%, 4/15/2023                                                           850,000  (d)             392,029
      Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                      1,867,492  (d)             365,337

Government National Mortgage Association I:
   6.5%, 2/15/2029                                                                              890,000  (e)             822,413
   7.5%, 2/15/2029                                                                            1,500,000  (e)           1,462,965
   8%, 2/15/2029                                                                              2,450,000  (e)           2,443,875

   Project Loan,
      6.625%, 7/15/2033                                                                         395,675                  368,840

Government National Mortgage Association II,
  Adjustable Rate Mortgage:
      5.5%, 2/20/2030                                                                         1,000,000  (e)             970,310
      6%, 2/20/2030                                                                           1,165,000  (e)           1,146,069

                                                                                                                       7,971,838

UTILITIES-TELEPHONE--.6%

AT&T Canada,
   Notes, 7.65%, 2006                                                                           300,000                  296,915

YANKEE--4.0%

Bayer HypoVereinsbank,
   Notes, 8.741%, 2031                                                                          900,000  (a)             888,016

Korea Development Bank,
   Bonds, 6.625%, 2003                                                                        1,000,000                  947,741

                                                                                                                       1,835,757

TOTAL BONDS AND NOTES
   (cost $52,522,793)                                                                                                 50,937,500
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--1.2%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING;

Spanish Broadcasting System, Cl. B
   (cost $75,000)                                                                                16,050  (a,f)           549,713
------------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--1.8%
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS;

Winstar Communications, Ser. C,
  Cum., $142.50
   (cost $658,200)                                                                                  750                  832,500

                                                                                                     The Fund 9




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--.4%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--.3%

Xerox Credit,
   5.82%, 2/1/2000                                                                              130,000                  130,000

U.S. TREASURY BILLS--.1%
   5.3%, 4/20/2000                                                                               50,000  (g)              49,391

TOTAL SHORT-TERM INVESTMENTS
   (cost $179,419)                                                                                                       179,391
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $53,435,412)                                                             113.1%               52,499,104

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (13.1%)              (6,090,824)

NET ASSETS                                                                                       100.0%               46,408,280

(a)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT JANUARY 31,
     2000, THESE SECURITIES AMOUNTED TO $13,610,525 OR 29.3% OF NET ASSETS.

(b)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(c)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(d)  NOTIONAL FACE AMOUNT SHOWN.

(e)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(f)  NON-INCOME PRODUCING.

(g)  HELD BY THE  CUSTODIAN  IN A  SEGREGATED  ACCOUNT  AS  COLLATERAL  FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.





STATEMENT OF FINANCIAL FUTURES

January 31, 2000 (Unaudited)


                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                    (Depreciation)
                                               Contracts          Contracts ($)              Expiration            at 1/31/00 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES LONG


U.S. Treasury 10 year Notes                           72              6,824,250              March 2000                 (8,719)

FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                            31              3,002,641              March 2000                  52,570

U.S. Treasury 30 year Bonds                           25              2,305,469              March 2000                 (52,398)

                                                                                                                         (8,547)
SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11



STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000 (Unaudited)

                                                            Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  53,435,412  52,499,104

Cash                                                                    465,604

Interest receivable                                                     780,907

Receivable for investment securities sold                               759,000

Receivable for futures variation margin--Note 4(a)                       14,453

Receivable for shares of Common Stock subscribed                         13,500

Paydowns receivable                                                      13,078

Prepaid expenses and other assets                                         6,946

Due from The Dreyfus Corporation and affliliates                            321

                                                                     54,552,913
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Distributor                                                        9,594

Payable for investment securities purchased                           7,966,560

Payable for shares of Common Stock redeemed                             139,999

Accrued expenses                                                         28,480

                                                                      8,144,633
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       46,408,280
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      47,581,392

Accumulated undistributed investment income--net                         71,095

Accumulated net realized gain (loss) on investments and
  financial futures
                                                                      (299,352)

Accumulated net unrealized appreciation (depreciation) on investments
  [including ($8,547) net unrealized (depreciation) on financial
   futures]--Note 4(b)                                                (944,855)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      46,408,280
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      3,804,531

NET ASSET VALUE, offering and redemption price per share ($)             12.20

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF OPERATIONS

Six Months Ended January 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                             1,518,285

Cash dividends                                                         153,945

TOTAL INCOME                                                         1,672,230

EXPENSES:

Management fee--Note 3(a)                                              116,034

Shareholder servicing costs--Note 3(b)                                  74,223

Prospectus and shareholders' reports                                    17,270

Registration fees                                                       13,176

Custodian fees--Note 3(b)                                               11,812

Auditing fees                                                            9,736

Directors' fees and expenses--Note 3(c)                                  2,215

Interest expense--Note 2                                                 2,127

Legal fees                                                                 932

Miscellaneous                                                            2,954

TOTAL EXPENSES                                                         250,479

Less--reduction in management fee due to
   undertaking--Note 3(a)                                             (110,846)

NET EXPENSES                                                           139,633

INVESTMENT INCOME--NET                                               1,532,597
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (351,804)

Net realized gain (loss) on financial futures                          278,487

NET REALIZED GAIN (LOSS)                                              (73,317)

Net unrealized appreciation (depreciation) on investments
     [including ($111,844) net unrealized (depreciation)
     on financial futures]                                           (292,771)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (366,088)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,166,509

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         January 31, 2000            Year Ended
                                              (Unaudited)         July 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,532,597            1,943,814

Net realized gain (loss) on investments          (73,317)              338,665

Net unrealized appreciation (depreciation)
    on investments                              (292,771)           (1,142,922)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,166,509             1,139,557
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,481,801)          (1,950,844)

Net realized gain on investments                (479,970)          (1,161,459)

TOTAL DIVIDENDS                               (1,961,771)          (3,112,303)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  18,234,988          27,727,923

Dividends reinvested                            1,281,213           1,974,470

Cost of shares redeemed                      (10,143,965)         (12,874,875)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  9,372,236          16,827,518

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,576,974          14,854,772
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            37,831,306         22,976,534

END OF PERIOD                                  46,408,280         37,831,306

Undistributed investment income--net               71,095            20,299
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,481,710         2,185,703

Shares issued for dividends reinvested            104,366           157,408

Shares redeemed                                 (824,471)        (1,017,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     761,605         1,325,907

SEE NOTES TO FINANCIAL STATEMENTS.

14


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.





                                                              Six Months Ended
                                                               January 31, 2000         Year Ended July 31,
                                                             -----------------------------------------------------------------------

                                                                     (Unaudited)      1999         1998         1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    12.43        13.38        13.23        12.22        12.50

Investment Operations:

Investment income--net                                                    .45          .87          .91          .95          .46

Net realized and unrealized
   gain (loss) on investments                                            (.11)        (.36)         .47         1.01         (.28)

Total from Investment Operations                                          .34          .51         1.38         1.96          .18

Distributions:

Dividends from investment income--net                                    (.43)        (.88)        (.89)        (.95)        (.46)

Dividends from net realized gain on investments                          (.14)        (.58)        (.34)          --           --

Total Distributions                                                      (.57)       (1.46)       (1.23)        (.95)        (.46)

Net asset value, end of period                                          12.20        12.43        13.38        13.23        12.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         5.55(b)      4.18        10.93        16.70         3.05(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                        .65(b)       .65           .80          .52           --

Ratio of interest expense to average net assets                          .01(b)       .08           .34          .06           --

Ratio of net investment income
   to average net assets                                                7.24(b)      6.79          6.81         7.45         7.70(b)

Decrease reflected in above expense ratios
   due to undertakings
   by The Dreyfus Corporation                                           .52(b)        .51           .49          .98         2.50(b)

Portfolio Turnover Rate                                              203.81(c)     166.80        170.52       321.59       139.38(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  46,408      37,831        22,977       21,944         9,756

(a) FROM FEBRUARY 2, 1996 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 1996.

(b) ANNUALIZED.

(c) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 15



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities)

16

are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund 17



NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended January 31, 2000 was approximately $73,400, with a related weighted average annualized interest rate of 5.75%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through January 31, 2000, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceeded .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $110,846 during the period ended January 31, 2000.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at the annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may
make    payments    to

18

Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2000, the fund was charged $52,743 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2000, the fund was charged $15,898 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended January 31, 2000, the fund was charged $11,812 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended January 31, 2000, amounted to $99,863,212 and
$88,861,966,    respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are
closed,    the    fund

                                                                    The Fund 19
recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at January 31, 2000 are set forth in the Statement of Financial Futures.

(b) At January 31, 2000, accumulated net unrealized depreciation on investments and financial futures was $944,855, consisting of $844,614 gross unrealized appreciation and $1,789,469 gross unrealized depreciation.

At January 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Directors held on January 20, 2000, the Board approved the termination of the fund's Distribution Agreement with Premier Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager. The new Distribution Agreement with Dreyfus Service Corporation is slated for effectiveness on March 16, 2000.

                                                           For More Information

                        Dreyfus Intermediate Term Income Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   082SA001